UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2026

AVIDBANK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	001-42792	26-1731009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1732 North First Street, 6th Floor San Jose, CA	95112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 200-7390

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value per share	AVBH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2026, the board of directors (the “Company Board”) of Avidbank Holdings, Inc. (the “Company”) approved the appointment of Mr. Keith F. Jensen as a member of the Company Board. Mr. Jensen will also serve on the board of directors of Avidbank (the “Bank Board”), the Company’s wholly-owned bank subsidiary (the “Bank”), with both appointments effective March 9, 2026.

Based on Mr. Jensen’s background, experience and qualifications, he is considered (i) an independent director under the applicable Securities and Exchange Commission and NASDAQ rules; and (ii) an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. Mr. Jensen will serve on the Audit Committee of the Company Board and the Investment and Asset-Liability Committee of both the Company Board and the Bank Board.

There is no arrangement or understanding between Mr. Jensen and any other person pursuant to which he was selected as a director, and there are no family relationships between him and any other director, executive officer, or person nominated or chosen by the Company to become an executive officer. There are no transactions involving Mr. Jensen to be reported pursuant to Item 404(a) of Regulation S-K. Mr. Jensen will receive the same compensation as currently paid to the Company’s and the Bank’s other board members.

Mr. Jensen’s appointment to the Company Board and the Bank Board filled the existing vacancy on each board. As a result, there are currently ten (10) directors serving on the Company Board and the Bank Board.

Item 7.01	Regulation FD Disclosure

A copy of the press release issued by the Company on March 11, 2026 regarding the appointment of Mr. Jensen is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2026	AVIDBANK HOLDINGS, INC.

	By:	/s/ Victor DeMarco
	Name:	Victor DeMarco
	Title:	Executive Vice President and Chief Legal Officer